WSTCM CREDIT SELECT RISK-MANAGED FUND
SCHEDULE OF INVESTMENTS
November 30, 2020 (Unaudited)

EXCHANGE-TRADED FUNDS - 43.1%	Shares	Value
SPDR® Bloomberg Barclays High Yield Bond ETF	80,946	$ 8,704,124
VanEck Vectors Fallen Angel High Yield Bond ETF	261,871	8,243,699
Xtrackers USD High Yield Corporate Bond ETF	165,377	8,189,469
TOTAL EXCHANGE-TRADED FUNDS (Cost $24,609,924)		$ 25,137,292

OPEN-END FUNDS - 52.4%	Shares	Value
American High-Income Trust - Class F-2	449,329	$ 4,488,797
BlackRock High Yield Bond Fund - Institutional Class	625,595	4,810,824
Columbia High Yield Bond Fund - Institutional2 Class	405,703	4,811,636
Franklin High Income Fund - Advisor Class	2,563,999	4,743,398
MainStay MacKay High Yield Corporate Bond Fund - Class I	862,968	4,789,474
MainStay MacKay Short Duration High Yield Fund - Class I	377,237	3,640,338
PIMCO High Yield Spectrum Fund - Institutional Class	326,776	3,235,081
TOTAL OPEN-END FUNDS (Cost $27,772,197)		$ 30,519,548

MONEY MARKET FUNDS - 4.4%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (a)	864,457	$ 864,457
First American Treasury Obligations Fund - Class Z, 0.03% (a)	847,416	847,416
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 0.01% (a)	847,416	847,416
TOTAL MONEY MARKET FUNDS (Cost $2,559,289)		$ 2,559,289

TOTAL INVESTMENTS AT VALUE - 99.9% (Cost $54,941,410)		$ 58,216,129

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%		83,809

NET ASSETS - 100.0%		$ 58,299,938

(a)	The rate shown is the 7-day effective yield as of November 30, 2020.

See accompanying notes to Schedule of Investments.

WSTCM CREDIT SELECT RISK-MANAGED FUND

NOTES TO SCHEDULE OF INVESTMENTS

November 30, 2020 (Unaudited)

1. Securities Valuation

WSTCM Credit Select Risk-Managed Fund (the “Fund”) values its portfolio securities as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. In determining the value of the Fund’s assets, portfolio securities, including exchange-traded funds (“ETFs”), are generally valued at market using quotations from the primary market on which they are traded. The Fund normally uses third party pricing services to obtain market quotations. To the extent the Fund is invested in other open-end investment companies, including money market funds, that are registered under the Investment Company Act of 1940 and are not traded on the exchange, the Fund’s net asset value per share (“NAV”) is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. When using quoted prices or NAVs reported by underlying investment companies and when the market is considered to be active, securities will be classified as Level 1 (see below). Securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies established by, and under the direction of, the WST Investment Trust’s Board of Trustees. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) an event occurs after the close of the exchange on which the portfolio security is principally traded that is likely to change the value of the portfolio security prior to the calculation of the Fund’s NAV; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the portfolio security is halted during the day and does not resume prior to calculation of the Fund’s NAV. In such cases, a portfolio security’s “fair value” price may differ substantially from the price next available for that portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be sold. Fair valued securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs

  Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

WSTCM CREDIT SELECT RISK-MANAGED FUND

NOTES TO SCHEDULES OF INVESTMENTS (Continued)

The following is a summary of the Fund’s investments and the inputs used to value the investments as of November 30, 2020:

	Level 1	Level 2	Level 3	Total

Exchange-Traded Funds	$ 25,137,292	$ -	$ -	$ 25,137,292
Open-End Funds	30,519,548	-	-	$ 30,519,548
Money Market Funds	2,559,289	-	-	2,559,289
Total	$ 58,216,129	$ -	$ -	$ 58,216,129

The Fund did not hold any derivatives or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the period November 30, 2020.

2. Investment Transactions

Investment transactions are accounted for on trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

3. Federal Income Tax

The following information is computed on a tax basis for each item as of November 30, 2020:

Tax cost of portfolio investments	$ 55,250,951

Gross unrealized appreciation	$ 3,060,018
Gross unrealized depreciation	(94,840)
Net unrealized appreciation	$ 2,965,178

The difference between the federal income tax cost of portfolio investments and the Schedule of Investments cost of portfolio investments for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

4. Investment in Other Investment Companies

The Fund may invest a significant portion of its assets in shares of one or more investment companies, including ETFs, open-end mutual funds and money market mutual funds. The Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies. As of November 30, 2020, the Fund had 52.4% and 43.1% of the value of its net assets invested in open-end mutual funds and ETFs, respectively.